UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2014

OraSure Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-16537	36-4370966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 East First Street Bethlehem, Pennsylvania (Address of Principal Executive Offices)	18015-1360 (Zip Code)

Registrant’s telephone number, including area code: 610-882-1820

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition.

On February 5, 2014, OraSure Technologies, Inc. (“OraSure” or the “Company”) issued a press release announcing its consolidated financial results for the quarter and full year ended December 31, 2013, and providing financial guidance for the first quarter of 2014. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dr. Stephen Lee, OraSure’s Executive Vice President, Research and Development and Chief Science Officer, will be retiring from the Company effective February 28, 2014. Dr. Lee’s responsibilities will be assumed by Dr. Eric Whitters, who currently serves as OraSure’s Director, Research and Development. Effective March 1, 2014, Dr. Whitters will be promoted to Senior Vice President, R&D, Regulatory, Quality and Clinical Affairs for the Company. Dr. Whitters will also become a member of the Company’s internal senior management team, known as the Executive Committee, and will report directly to the Company’s President and Chief Executive Officer, Douglas A. Michels. Dr. Whitters joined the Company in November 2012, and has over 20 years of experience in the diagnostics industry. Prior to joining OraSure, Dr. Whitters served as Vice President, Research and Development and as Vice President, Research of Novartis Diagnostics where he had responsibility for development of molecular diagnostic products, among other matters. Prior to serving at Novartis Diagnostics, Dr. Whitters held various research and development positions of increasing seniority at Siemens Healthcare Diagnostics.

Item 7.01 – Regulation FD Disclosure.

On February 5, 2014, the Company held a webcast conference call with analysts and investors, during which Mr. Michels and Ronald H. Spair, the Company’s Chief Financial Officer and Chief Operating Officer, discussed the Company’s consolidated financial results for the quarter and full year ended December 31, 2013, provided financial guidance for the first quarter of 2014 and described certain business developments. A copy of the prepared remarks of Messrs. Michels and Spair is attached as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information in this Item and attached Exhibit shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing. The fact that the information and Exhibit are being furnished should not be deemed an admission as to the materiality of any information contained therein. The Company undertakes no duty or obligation to publicly update or revise the information contained in this Current Report or attached Exhibit.

Item 9.01 – Financial Statements and Exhibits.

(d)     Exhibits

Exhibit Number	Description

99.1	Press Release, dated February 5, 2014, announcing consolidated financial results of OraSure Technologies, Inc. for the quarter and full year ended December 31, 2013, and providing financial guidance for the first quarter of 2014.

99.2	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Fourth Quarter and Full Year 2013 Analyst/Investor Conference Call Held February 5, 2014.

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORASURE TECHNOLOGIES, INC.

Date: February 5, 2014	By:	/s/ Jack E. Jerrett
Jack E. Jerrett
Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 5, 2014, announcing consolidated financial results of OraSure Technologies, Inc. for the quarter and full year ended December 31, 2013, and providing financial guidance for the first quarter of 2014.

99.2	Prepared Remarks of Douglas A. Michels and Ronald H. Spair for OraSure Technologies, Inc. Fourth Quarter and Full Year 2013 Analyst/Investor Conference Call Held February 5, 2014.